ACQUISITIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS [Abstract]
ACQUISITIONS
3.	ACQUISITIONS

In order to diversify its service offerings under the online degree programs and online tutoring programs, the Group consummated the acquisitions set forth below. These transactions were recorded using the acquisition method of accounting, and accordingly, the acquired assets and liabilities were recorded at their estimated fair values on the acquisition date.

In October 2010, the Group acquired the remaining 81% equity interest in Hongcheng Xueyuan, for an aggregate purchase price of a cash consideration of RMB7,460(US$1,130) and Hongcheng Xueyuan became wholly owned by the Group.

In connection with the above business combination transaction, the Group re-measured its previously held 19% equity interest in Hongcheng Xueyuan at the acquisition-date fair value of RMB1,470 and recognized a gain of RMB260 in 2010.

The purchase price for this 81% equity interest was allocated based on the fair value of the acquired assets and liabilities on the date of acquisition.

		Weighted
		average remaining
	RMB	amortization period

Cash and cash equivalents	1,382
Accounts Receivable	397
Amounts due from related parties	1,319
Prepaid expenses and other current assets	82
Rental deposits	7
Property and equipment	80
Deferred revenue	(1,235)
Amounts due to related parties	(14)
Other taxes payable	(54)

Net tangible assets acquired	1,964
Noncontrolling interests	(144)
Intangible assets:
Partnership with local institutes	2,380	7.2 years
Reacquired right to use trademark	300	2.2 years

Total intangible assets	2,680
Deferred tax liabilities relating to intangible assets acquired	(670)
Goodwill (allocated to the online degree programs segment)	5,100
Re-measured fair value of previous 19% cost method investment	(1,470)

Total	7,460